Share Capital and Reserves - Summary of Weighted Average Grant Date Fair Values (Detail)	12 Months Ended
	Dec. 31, 2020 CAD ($) yr	Dec. 31, 2019 CAD ($) yr
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected stock price volatility	61.35%	61.75%
Expected life of options | yr	5	5
Risk free interest rate	0.44%	1.54%
Expected forfeitures	0.00%	0.00%
Expected dividend yield	0.00%	0.00%
Weighted average fair value per option granted | $	$ 1.29	$ 0.96